                                                                    Exhibit 10.9

Congress Talcott Corporation
1133 Avenue of the Americas
New York NY 10036
212-840-2000

                                                     [LOGO]
                                                     Congress Talcott

CONFIDENTIAL

                                                              April 4, 1994
                                                              Effective 4/1/94

Toymax, Inc.
200 Hicks Street
Westbury, NY 11590

Gentlemen:

This letter will modify Paragraph 7 of the Collection Factoring Agreement between us dated June 5,1991 (as amended) to reduce the commission rate charged on factored sales volume in excess of $50,000,000.00 in any 12 month period, commencing April 1st and ending March 31st, to .50 of 1%.

Paragraph 13 to be amended as follows:

      Contract will run for 1 year, and shall continue until sixty (60) days written notice to terminate this agreement by either party with registered mail, in which extent this agreement shall so terminate to commence April 1, 1994.

Nothing herein contained shall vary, alter or amend any provisions of the paid Collection Factoring Agreement between us, except as specifically provided herein.

                                                  Very truly yours,

                                                  CONGRESS TALCOTT CORPORATION


                                                  /s/ Ross G. Witthoeft

                                                  Ross G. Witthoeft
                                                  Vice President

Agreed and Accepted:

TOYMAX, INC.


By: Steven Lebensfeld
    --------------------------

Title: President
       -----------------------

CONGRESS TALCOTT CORPORATION   NEW YORK  o  LOS ANGELES
A CoreStates Company

Congress Talcott Corporation
1133 Avenue of the Americas
New York NY 10036
212 840 2000

                                                     [LOGO]
                                                     Congress Talcott

                                                 July 28, 1993

Mr. Fred Kolinsky
Toymax, Inc.
200 Hicks Street
Westbury, NY 11590


Dear Fred:

      Please note I already sent you an amendment to waive the $3.50 charge. As soon as you send this to me signed, your account will be credited.

      Regarding the work sheet you sent me, the difference in commission charge from 1% to .75% is the $3.50 items. When your account is credited, you will be credited for 12907.31 ($3.50 charge) plus 1571.49.

      As far as the invoices you asked about, I am enclosing documents showing that these sales are in fact Toymax, Inc. sales.

      A also spoke with our Frank DeRosa who will be in touch with you regarding transmittal of sales.


                                                    Yours truly,
                                            CONGRESS TALCOTT CORPORATION


                                                    /s/ Debra Weintraub

                                                    Debra Weintraub
                                                    Vice President

DW/dw
encl.

Congress Talcott Corporation
1133 Avenue of the Americas
New York NY 10036
212 840 2000

                                                     [LOGO]
                                                     Congress Talcott

                                                 July 23, 1993

Toymax, Inc.
200 Hicks Street
Westbury, NY 11590

Gentlemen:

            This letter will modify and amend Paragraph #7 of the COLLECTION Factoring Agreement between us dated JUNE 5, 1991, (as amended,) to waive the minimum charge effective JANUARY 1, 1993.

            Nothing herein contained shall vary, alter or amend any provisions of the said COLLECTION Factoring Agreement between us, except as specifically provided herein.

                                                  Very truly yours,
                                            CONGRESS TALCOTT CORPORATION


                                                    /s/ Debra Weintraub

                                                    Debra Weintraub
                                                    Vice President

AGREED AND ACCEPTED:

Steven Lebensfeld
----------------------------------

By:
   -------------------------------

Title:   Pres.
      ----------------------------

Congress Talcott Corporation
1133 Avenue of the Americas
New York NY 10036
212 840 2000

                                                     [LOGO]
                                                     Congress Talcott

                                                 May 18, 1993
                                                 Effective January 1, 1993


TOYMAX, INC.
200 Hicks Street
Westbury, NY 11590

Gentlemen:

            This letter will modify and amend Paragraph #7 of the Collection Factoring Agreement between us dated June 5, 1991, (as amended) to reduce the commission rate from 1% to .75 of 1%, whether or not such announced rate is the best rate available at such bank, in effect on the first day of each month, effective January 1, 1993.

            Nothing herein contained shall vary, alter or amend any provisions of the said Collection Factoring Agreement between us, except as specifically provided herein.

                                            Very truly yours,
                                            CONGRESS TALCOTT CORPORATION


                                            By: /s/ Debra Weintraub
                                                --------------------------
                                                Debra Weintraub
                                                Vice President

AGREED AND ACCEPTED:

TOYMAX, INC

By:  Harvey Goldberg
   -------------------------------

Title:       VP
      ----------------------------

                         COLLECTION FACTORING AGREEMENT


                                     BETWEEN


                          CONGRESS TALCOTT CORPORATION



                           1133 AVENUE OF THE AMERICAS

                              NEW YORK, N.Y. 10036


                                     AND


                    TOYMAX INC.
                    ---------------------------------------------
                                   (NAME OF CLIENT)

                    77-81 SPRUCE STREET
                    ---------------------------------------------
                                   (STREET ADDRESS)

                    CEDARHURST, NEW YORK 11516
                    ---------------------------------------------
                    (CITY)                                (STATE)


                           [LOGO] A CoreStates Company

                                                             Date June 5,  1991

Gentlemen:

      We hereby present to you this letter agreement under which we shall act as your sole factor for all your sales of merchandise and/or rendition of services.

      1. No sales or deliveries of goods or rendition of services shall be made without first requesting the prior written approval of our Credit Office in each instance as to terms, amounts and credit of prospective purchasers ("customers"), and we shall have the right to withdraw such approval at any time before actual delivery of merchandise or rendition of services, as the case may be. The purchase price of all sales made by you shall be payable only to us as factors, and all contracts of sale, bills and invoices sent to customers shall so stipulate in form satisfactory to us. We shall be entitled to collect and receive all proceeds of your sales and shall enjoy all the rights and remedies of the seller of goods, including the rights of stoppage in transit, reclamation and replevin, subject only to our obligation as factor to account to you in accordance with the terms hereof. We shall not be liable to any person or in any manner for refusing to give, or for withdrawing credit approval for any customer or for exercising our rights and remedies as set forth herein.

      2. You hereby sell and assign to us all of your accounts receivable, contract rights, and other customer obligations for the payment of money arising out of your sale of goods or rendition of services, now existing and hereafter arising ("accounts"), together with all proceeds thereof, all security and guarantees therefor, all of your rights to the goods and property represented thereby, and all of your rights and remedies against the customers thereunder. With respect to sales approved and accepted by us, upon delivery or performance, and acceptance of the goods or services by the customer, without claim or dispute, we shall purchase the accounts created thereby and shall assume the credit risk, being responsible only for the financial inability of the customer to pay at maturity. We shall not be responsible for any nonpayment of an account because of the assertion of a claim or dispute of any kind by a customer (whether or not such claim or dispute relates to the specific account) or the assertion or exercise of any counterclaim or offset, or if any warranty made by you to us in respect of any such account has been breached. Any sale of goods or renditions of service made by you which is not approved in writing by us as to credit, as well as accounts for which we are not responsible for nonpayment and as to which credit approval is withdrawn as aforesaid, shall be known as a C.R. (client's risk) account. All such C.R. accounts assigned to and purchased by us with full recourse to you and at your credit risk, but are otherwise subject to the covenants, terms and conditions provided herein in respect of accounts on which we have assumed the credit risk.

      3. It is understood that you will promptly adjust all disputes with customers, provided that we have not withdrawn such right to adjust from you in the event of default hereunder or in any event on notice by us, and promptly advise us in writing of the same upon your receiving notice thereof, and we shall have the right to charge back to you any account involved in a claim, dispute or return asserted or made by a customer, and other C.R. accounts before or after the maturity thereof, together with interest at the then effective governing rate (as defined in paragraph 6 hereof) from the date of original credit to the date of full payment. The charge-back of any such accounts shall not be deemed a reassignment thereof, and title thereto and to the merchandise represented thereby shall remain in us until we shall have been fully reimbursed. We agree to reassign to you any such charged-back account upon your payment to us, in cash, of the amount or amounts credited by us to you thereon, together with applicable interest. As absolute owner of each account, we may in our sole discretion enforce, effect any compromise, settle and adjust any account, in our name or yours, without affecting or limiting your obligations to us under this agreement and whether or not any such account shall have been charged back. Unless we shall otherwise direct, all credit memoranda to be issued to any customer shall be furnished by you only to us for transmission to the customer, who shall be solely entitled to the benefit thereof and to the benefit of any discounts and allowances. You shall indemnify us for, and hold as harmless against, any loss, liability, claim or expense of any kind arising from any claims of, or disputes with, your customers (or any other persons) as to terms, price, quality, or otherwise, directly or indirectly relating to accounts, including any claim for a return of any payments thereunder, or pertaining to any other matter.

      4. All goods shall be billed and invoiced upon forms of bill or invoice satisfactory to us and, unless otherwise directed by us, the said bills and invoices shall bear the words "Pay only to CONGRESS TALCOTT CORPORATION. This account and the merchandise covered hereby is assigned and is payable only to CONGRESS TALCOTT CORPORATION, to whom notice must be given of any merchandise returns or of any claims for shortage, non-delivery or otherwise," and shall be payable at such address as we shall direct. At our request, invoices to customers shall be mailed by us at your expense.

      5. At your own cost and expense you will keep proper books of account, showing all sales and all claims, allowances, disputes and similar information with respect to the accounts and the goods and services relating thereto. Such books, records, correspondence and papers pertaining to sales and accounts shall be open to our inspection and we shall have the right to examine and make copies of such books, records, correspondence and papers and to perform general audits at all reasonable times. All remittances, checks, notes receivable, instruments and other proceeds of accounts shall be our property and, if received by you, shall be held in trust and immediately transmitted and delivered to us in the identical form received together with any endorsement or assignment deemed necessary by us. We shall have the right, but not the obligation, to deposit any checks or other remittances received on accounts regardless of notations or conditions placed thereon by your customers or deductions reflected thereby and to charge the amount of any such deduction to your account. You further authorize us to endorse your name on any and all checks or other forms of remittances and proceeds received in payment of accounts whenever we deem such endorsement to be necessary to effect collection thereof. We may request shipping receipts covering all sales to be promptly delivered to us and you shall not be entitled to any credit with respect to any account until the relevant shipping receipts have been delivered to us. You will supply us with as many duplicate bills as we may from time to time require.

      6. The purchase price of accounts shall be their respective invoice amount, less our commission as provided for herein and less all selling discounts (at our option, calculated on any terms offered) and all credits or deductions allowed or granted to the customer at any time. Collections made from Monday to Friday will be remitted to you on the following Tuesday, provided there is a net credit balance due you. You will be charged with interest on the average daily balance of all sums charged to you under this agreement, and other sums owed by you to us at the governing rate then in effect. We shall have the right to withhold and retain at all times, as a reserve, that amount of your accounts assigned to us and still outstanding which in our sole discretion is or may be necessary to allow for possible returns, allowances, claims, expenses and other similar or dissimilar items, or to provide for the payment to us of your liabilities under this agreement. For the purpose of this agreement, "governing rate" shall mean a rate per annum which is 2% in excess of the prime commercial interest rate from time to time as announced by Philadelphia National Bank, whether or not such announced rate is the best rate available at such bank, in effect on the first day of each month. In no event shall the rate of interest agreed to or charged to you hereunder exceed the maximum rate of interest permitted to be agreed to or charged to you under the law of the jurisdiction whose laws are applicable to such rate of interest.

      7. For our services hereunder, we shall receive a commission equal to 1-1/4% on the first $7,500,000 of annual factored sales; should factored sales exceed $7,500,000 in any contract year, the commission rate for such contract year will be reduced retroactively to 1% percent (.....%) of the invoice amount of each account, less selling discounts (at our option, calculated on any terms offered), which commission shall be due and payable by you, and chargeable to your account with us, as at the end of the month in which such account arises, but in no event less than $2,000.00 each and every month. Such charge is based upon maximum selling terms of 60 days, and no more extended terms or additional dating shall be granted by you to any customer without our prior written approval in each instance. When such approval is given by us, our charge with respect to the accounts covered thereby shall be increased at the rate of twenty-five (25%) for each additional 30 days or portion thereof of extended terms or additional dating. The minimum factoring commission on each invoice in respect of any account shall be $3.50. Our assumption of credit risk shall not include any invoice which represents the sale of samples.

      8. About fifteen (15) days after the end of each month, we will render to you a statement with respect to the accounts purchased by us in the previous month, and charges made to your account under this agreement. In addition to any other amounts chargeable to your account, your account shall be charged with all discounts to customers on assigned sales and all returns, allowances or credits. You will also be charged with interest, at the governing rate then in effect hereunder, on the amount of any customer credit issued on any account after the date the purchase price thereof has been credited to you, for the period from the date of crediting of such purchase price to the date of the issuance of such customer credit. All statements, reports or accountings rendered or issued by us to you shall be deemed accepted by you and shall be finally conclusive and binding upon you unless you notify us to the contrary, specifying the precise respects in which you differ with such statement, report or accounting, by registered or certified mail within thirty days after the date such statement, report or account is sent to you.

      9. As collateral security for any and all of your (and your subsidiaries' and affiliates') indebtedness and obligations to us and to each of our subsidiaries and affiliates, whether matured or unmatured, absolute or contingent, now existing, or that may hereafter arise (including under indemnity or reimbursement agreements or by subrogation) and howsoever acquired by us, whether arising directly between us or acquired by us by assignment, whether relating to this agreement or independent hereof, including all obligations incurred by you to any other concern factored or financed by us or by any subsidiary or affiliate of ours (collectively, the "Obligations"), you do hereby grant to us, for our own account and on behalf of our subsidiaries and affiliates, a security interest in all of your accounts, contract rights, chattel paper and general intangibles (whether or not specifically assigned to us), now existing and hereafter created or acquired, and in the proceeds thereof, any security and guarantees therefore, in the goods and property represented thereby, in all of your books and records relating to the foregoing, all of your rights in connection with any of the foregoing, and in all sums of money at any time to your credit with us or with any of our subsidiaries and affiliates, and any of your property at any time in our possession or in the possession of any of our subsidiaries and affiliates. You hereby agree to pay all debit balances in your account on demand and irrevocably authorize and direct us to charge at any time to your account any Obligations, and to pay any Obligation owing to any of our subsidiaries and affiliates by so charging your account. You agree to execute financing statements and any and all other instruments and documents that we may request to perfect, protect, establish or enforce the security interests granted hereunder or other provisions hereof. You do hereby authorize us to file such financing statements without your signature, signed only by us as a secured party, or a reproduction of this Agreement to reflect the security interests granted hereunder. All costs and expenses, including searches, filing fees and reasonable attorneys' fees incurred by us in negotiating, preparing, consummating, administering and enforcing this Agreement shall be paid for by you on demand. You hereby warrant that you are solvent, that you have full right and authority to sell and assign to us and to grant to us a security interest in your property as provided in this agreement, that you have not granted a security interest therein or in any of your inventory to any other party, and that you will not hereafter grant any security interest therein or in any of your inventory, other than to us, at any time during the term of this agreement and until the security interest granted hereunder has been terminated.

      10. You shall not be entitled to pledge our credit in connection with any purchase of goods or for any other purpose whatsoever.

      11. If any goods are rejected or returned by, or recovered from, a customer on any account, you shall forthwith pay us the amount of such account, either in cash or by the assignment of new accounts acceptable to us hereunder. Until such repayment, such goods shall be held by you in trust for our benefit, shall be segregated and identified by you as our property, and upon our request, at your expense, shall be delivered to or for our account or upon our order to such place or places as we may designate. We may sell or cause the public or private sale of any such goods, upon 5 days written notice to you, at such places and upon such terms as we may deem proper, and we may be the purchaser at any public sale. The proceeds of any such sale or sales shall first be applied to the costs and expenses of and incident to such sale, and the balance, if any, shall be credited to your account and your account shall be charged with any deficiencies, costs and expenses.

      12. We shall have no responsibility for, or liability in respect of, the care, shipment, transportation of, or insurance upon, any of your inventory or other goods, our liability being solely that of a factor purchasing the accounts arising from sales made by you which have been approved by us and paying you therefor as hereinabove set forth.

      13. This agreement shall commence as of the date hereof and shall continue until sixty (60) days written notice of an election to terminate this agreement shall be given by either party to the other, by registered mail, in which event this agreement shall so terminate.

      14. This agreement shall be terminable by us at anytime without notice upon the occurence or existence of any one or more of the following events of default: (a) you fail to pay or perform when due any of the Obligations or you breach any of the terms, covenants, conditions or provisions contained in this agreement or any other agreement between us; (b) any present or future representation, warranty or statement of fact made by you or on your behalf to us in this agreement or any other agreement, schedule or instrument referred to herein or therein or related hereto or thereto is false or misleading at any time; (c) we in good faith believe that, because of a change in the conditions or affairs (financial or otherwise) of you or any guarantor of any of the Obligations, either (i) the prospect of payment or performance of the Obligations is impaired or (ii) the collateral is not sufficient to fully secure the Obligations; and (d) the occurence of any of the following with respect to you or any guarantor of any of the Obligations: dissolution; termination of existence; insolvency; business cessation; calling of a meeting of creditors; appointment of a receiver for any property; assignment for the benefit of creditors; commencement of any voluntary or involuntary proceeding under any bankruptcy or insolvency law; entry of any court order which enjoins or restrains the conduct of business in the ordinary course. Upon the occurence of any default by you hereunder, we shall have all the rights and remedies of a secured party under the Uniform Commercial Code and other applicable laws with respect to all collateral in which we have a security interest. We may sell or cause to be sold any or all such collateral, in one or more sales or parcels, at such prices and upon such terms as we may deem best, and for cash or on credit or for future delivery and at a public or private sale as we may deem appropriate. Unless the collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, we shall give you reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of reasonable notice shall be met if any such notice is mailed, postage prepaid, to your address shown herein, a least five (5) days before the time of the sale or disposition thereof. We may be the purchaser at any such public sale. The proceeds of sale shall be applied first to all costs and expenses of and incident to such sale including attorneys fees and then to the payment, in such order as we may elect, of all sums owing to us hereunder. We shall return any excess to you and you shall remain liable for any deficiency. Termination of this agreement shall not become effective in respect of the rights, liens and security interests granted to us hereunder until you have fully paid and discharged any and all of your Obligations and you shall continue to furnish confirmatory assignments and schedules of accounts assigned to us and all proceeds in respect thereof.

      15. You agree that you will upon our request furnish to us, as and when the same becomes available to you (but not more than 120 days after the end of each of your fiscal years) a copy of each statement of your financial position for each fiscal year prepared and certified by a Certified Public Accountant selected by you and acceptable to us. Upon request, you will furnish to us at least one uncertified statement during each such fiscal year and from time to time, such other information regarding your operations and financial condition as we may reasonably request.

      16. This agreement is deemed made in the State of New York and shall be governed, interpreted and construed in accordance with the laws of said State. You hereby irrevocably consent to the jurisdiction of the Courts of said State and of any Federal Court located in such State in any action or proceeding involving this agreement or the relationship created hereby. No modification, waiver or discharge of this agreement shall be binding upon us unless in writing and signed by us. If at any time we should fail to exercise any right or remedy hereunder, it shall not constitute a waiver on our part of exercising the same or any other right or remedy at any subsequent time. If any taxes are imposed upon, or if we shall be required to withhold or pay any tax or penalty because of or in connection with any transactions between us under this agreement, you agree to indemnify us and hold us harmless in respect thereof. This agreement shall be binding upon and inure to the benefit of each of us and our respective heirs, executors, administrators, successors and assigns.

      17. Trial by jury is hereby waived by each of us in any action, proceeding or counterclaim brought by either of us against the other on any matters whatsoever arising out of or in any way connected with this agreement or the relationship created hereby.

The foregoing is acknowledged,
accepted and agreed to:                         CONGRESS TALCOTT CORPORATION

TOYMAX, INC.                                    By: /s/ Debra Weintraub
-------------------------------------------        ----------------------------
(Client's Name)                                          Vice President   Title


By:  /s/ Steve Lebensfeld
   ----------------------------------------
   Steve Lebensfeld               Pres

                                 (Seal)                 (Seal)

Location of Client's Books and Records:            Executive Office of Client

77-81 Spruce Street                                77-81 Spruce Street
-------------------------------------------        ----------------------------

Cedarhurst, New York 11516                         Cedarhurst, New York 11516
-------------------------------------------        ----------------------------

                              OFFICERS' CERTIFICATE

      The undersigned, President and Secretary of Toymax Inc. a corporation duly organized and validly existing under the laws of the State of New York DO HEREBY CERTIFY that the following is a true copy of certain resolutions duly and unanimously adopted at a meeting of the Board of Directors of said corporation, duly called and held on the .......... day of ............. 1991, at which a quorum was present and voting throughout, and which are not in conflict with the Certificate of Incorporation, By-Laws, rules and regulations of said corporation, and which resolutions have not been modified or rescinded and are still in full force and effect:

      "WHEREAS, this corporation proposes to enter into a factoring agreement with CONGRESS TALCOTT CORPORATION ("Congress"), having an office at 1133 Ave. of the Americas, NY, NY 10036 pursuant to which this corporation will sell and assign to Congress all of its accounts (as defined therein), and will grant to Congress a security interest in all of its accounts, contract rights and general intangibles and certain other personal property of this corporation (hereinafter collectively, the "collateral"), and the form of such factoring agreement having been submitted to and duly considered at this meeting, and the execution and delivery thereof having been deemed to be in the best interest of this corporation; now, therefore, be it:

      "RESOLVED, that any one or more of the officers of this corporation be, and they each hereby are, authorized, directed and empowered, in the name and on behalf of this corporation; to enter into, execute and deliver to Congress a factoring agreement substantially in the form submitted to this meeting, with such changes as said officer or officers may consider appropriate, the execution and delivery thereof being deemed conclusive evidence of this corporation's approval of the terms thereof; from time to time, to sell and assign to Congress its accounts, and to borrow money and obtain advances and other financial accommodations from Congress, and to grant a security interest in the collateral, now existing or hereafter arising, pursuant to the terms of said factoring agreement, or otherwise, in such amounts and upon such terms and conditions as said officer or officers may consider appropriate; to execute and deliver one or more promissory notes or other evidence of indebtedness, financing statements, supplementary agreements, assignments, schedules, transfers, notices, contracts, subordination agreements, guarantees, designations, consignments and other instruments and documents in connection with the factoring agreement, as amended or supplemented from time to time (including the grant of additional liens and security interests in such personal property and/or real property of this corporation as may be requested by Congress pursuant to any such supplement), containing and upon such terms as said officer or officers may consider appropriate, the execution and delivery thereof being deemed conclusive evidence of this corporation's approval of the terms thereof; to adopt a facsimile printed or rubber stamp signature for the purpose of expediting the terms of the factoring agreement; and to execute and deliver such further documents and to perform such other acts as may be necessary or desirable to effectuate the foregoing resolution; and all such action of said officer or officers heretofore or hereafter taken shall be deemed as the action of, and is hereby authorized, ratified, approved and confirmed by, this corporation and the Board of Directors thereof; and it is further

      "RESOLVED, that until Congress receives notice in writing by registered mail of any changes or limitations of authority of any officers of this corporation, it is authorized to rely upon the authority and power set forth in these resolutions."

      The undersigned DO FURTHER CERTIFY that the Certificate of Incorporation and By-Laws of this corporation contain no requirement for shareholder approval or consent to the execution of the factoring agreement or the consummation of any of the transactions referred to in the foregoing resolutions. The undersigned DO FURTHER CERTIFY that the Chief Executive Office and all of the Locations of Books and Records of this corporation as of the date of the execution and delivery of the factoring agreement are as set forth therein and shall not be changed without Congress' written consent.

      IN WITNESS WHEREOF, we have hereunto set our hands and affixed the seal of the corporation this .......... day of ..........., 1991.

                                    TOYMAX INC.

                                    /s/ Steve Lebensfeld
                                    --------------------------------------------
                                    Steve Lebensfield                  President

                                    --------------------------------------------
                                                                       Secretary